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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2003


                            Sweetheart Holdings Inc.
                            ------------------------

              Delaware                  33-64814            06-1281287
   ------------------------------  ------------------  ---------------------
    (State or other jurisdiction    (Commission File       (IRS Employer
          of incorporation)              Number)        Identification No.)



    10100 Reisterstown Road, Owings Mills, Maryland            21117
   -------------------------------------------------   ---------------------
       (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:       (410) 363-1111
                                                       ---------------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         Sweetheart Cup Company Inc. ("Sweetheart Cup"), a wholly owned subsidiary of Sweetheart Holdings Inc. ("Sweetheart Holdings"), issued a press release on February 27, 2003 with respect to the commencement of Sweetheart Cup's offer to exchange (the "Exchange Offer") its 12% Senior Notes due 2004 ("Senior Notes") for all of its outstanding 12% Senior Subordinated Notes due 2003 ("Old Notes") and solicitation of consents of holders of the Old Notes to the proposed amendments to the indenture governing the Old Notes, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

         On February 28, 2003, Sweetheart Cup and Sweetheart Holdings (collectively, the "Company") entered into an amendment to the Company's senior credit facility with Bank of America, N.A. to amend, among other things, in the event that the Exchange Offer is consummated prior to July 1, 2003, the date by which the refinancing, repayment or extension of the Senior Notes must occur shall be December 31, 2003. If the Exchange Offer is not consummated, and the Old Notes are not otherwise refinanced prior to July 1, 2003, the senior credit facility will become immediately due and payable on July 1, 2003, unless otherwise amended. A copy of this amendment is attached hereto as Exhibit 10.68.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(c)      Exhibits

         Exhibit No.               Description
         -----------               -----------

         10.68 Amendment No. 2 to Third Amended and Restated Loan and Security Agreement, dated as of February 28, 2003, among Sweetheart Cup Company Inc., Sweetheart Holdings Inc. and Bank of America, N.A.

         99.1                      Press   release   issued   by  Sweetheart Cup
                                   Company Inc., dated February 27, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            SWEETHEART HOLDINGS INC.


                                        By:  /s/ HANS H. HEINSEN
                                            --------------------------------
                                            Hans H. Heinsen
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer and Duly Authorized Officer)


Date:  March 3, 2003

                                  EXHIBIT INDEX

Exhibit No.                Description
----------                 -----------
10.68                      Amendment No. 2 to Third A mended and  Restated  Loan
                           and Security Agreement,dated as of February 28, 2003,
                           among  Sweetheart   Cup   Company   Inc.,  Sweetheart
                           Holdings Inc. and Bank of America, N.A.

99.1 Press release issued by Sweetheart Cup Company Inc., dated February 27, 2003.